Exhibit 13.(a)(1)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Ricoh Company, Ltd. (the “Company”) for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. § 1350, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2013

By:	/s/ Zenji Miura
Zenji Miura
Representative Director, President and Chief Executive Officer
(principal executive officer)